Pawnee Terminal Acquisition July 2015 Exhibit 99.2

Cautionary Note
Forward Looking Statements
Certain statements and information in this presentation may constitute "forward-looking statements." Certain expressions including "believe," “intends,” "expect," or other similar expressions are intended to identify Arc Logistics Partners LP’s (the “Partnership”) current expectations, opinions, views or beliefs concerning future developments and their potential effect on the Partnership. While management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership's control) and assumptions that could cause actual results to differ materially from the Partnership's historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from forward looking statements include but are not limited to: (i) adverse economic, capital markets and political conditions; (ii) changes in the marketplace for the Partnership's services; (iii) changes in supply and demand of crude oil and petroleum products; (iv) actions and performance of the Partnership's customers, vendors or competitors; (v) changes in the cost of or availability of capital; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of the Partnership's assets; (vii) operating hazards, unforeseen weather events or matters beyond the Partnership's control; (viii) inability to consummate acquisitions, pending or otherwise, on acceptable terms and successfully integrate acquired businesses into the Partnership’s operations; (ix) effects of existing and future laws or governmental regulations; and (x) litigation.
Additional information concerning these and other factors that could cause the Partnership's actual results to differ from projected results can be found in the
Partnership's public periodic filings with the Securities and Exchange Commission, including the Partnership's Annual Report on Form 10-K for the year ended
December 31, 2014 and any updates thereto in the Partnership’s subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.
In addition, there are significant risks and uncertainties relating to the Partnership’s acquisition of UET Midstream, LLC (“UET Midstream”), including (a) the representations, warranties and indemnifications by United Energy Trading, LLC and Hawkeye Midstream, LLC are limited in the contribution agreement governing the acquisition, and the Partnership’s diligence into UET Midstream and the business has been limited and, as a result, the assumptions upon which the Partnership’s estimates of future results of the business have been based may prove to be incorrect in a number of material ways, which could result in the Partnership not realizing the expected benefits of the acquisition and/or being exposed to material liabilities, (b) using debt to finance, in part, the acquisition will materially increase the
Partnership’s indebtedness, (c) the ability of the Partnership to successfully integrate UET Midstream’s operations and realize anticipated benefits of the acquisition, (d)
the potential impact of the announcement or consummation of the acquisition on relationships, including with employees, suppliers, customers and competitors,  (e)
certain portions of the crude oil terminal remain under construction, and therefore, completion of the construction of the terminal could be delayed, actual completion costs could exceed expected completion costs and the terminal may fail to operate efficiently or reliably, (f) the Partnership’s ability to attract and maintain customers in a limited number of geographic areas; (g) seasonal weather conditions adversely affecting drilling activities in the Denver-Julesburg Basin and UET Midstream’s ability to operate the business and (h) certain of UET Midstream’s customers are dependent on a limited number of crude oil producers, and a material reduction in production, for any reason, by these producers could adversely affect the desire of the current customers to renew their existing contracts or the ability of UET Midstream to attract replacement customers.
These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on the Partnership’s future results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
The Partnership does not, as a matter of course, disclose projections as to future operations, earnings or other results. However, the Partnership has included herein certain prospective financial information, including estimated EBITDA. This information was not prepared with a view toward disclosure, but, in the view of the
Partnership’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments and presents, to the best of the
Partnership’s knowledge and belief, the expected course of action and expected future financial performance of the assets. However, this information is not fact and should not be relied upon as being indicative of future results, and readers of this presentation are cautioned not to place undue reliance on the prospective financial information.

Pawnee Terminal Acquisition Overview
Arc Logistics Partners LP (the “Partnership”) has acquired  from United Energy Trading, LLC and Hawkeye
Midstream, LLC (collectively, the “Sellers”) all of the limited liability company interests of UET Midstream, LLC
(“UET Midstream”), the owner and operator of terminal and development assets in Weld County, Colorado, for an adjusted purchase price of approximately $76.6 million, consisting of cash and common units.
The acquired assets include a substantially completed crude oil terminal (the “Pawnee Terminal”) and land for future development opportunities
Pawnee Terminal:
Crude oil terminal commenced operations on May 1 and has 200,000 bbls of existing storage capacity with room for expansion
Serves as the primary injection point to Pony Express Pipeline, LLC’s Northeast Colorado
Lateral (“PXP-NECL”) with ultimate delivery to Cushing, Oklahoma
Operating under several five-year contracts, with full-term take-or-pay commitments
9.4 acres of land for development opportunities to support future commercial opportunities
Partnership is assuming responsibility and control of all remaining construction post-closing
The Pawnee Terminal is expected to immediately contribute an estimated initial minimum contracted EBITDA
(1)
of $9.0 million to $9.5 million on an annualized basis
Represents a 9.5x acquisition multiple (purchase plus remaining capital expenditures) using the mid-point of projected first year EBITDA
Adjusted purchase price of approximately $76.6 million plus estimated additional capital expenditures of $11.0 million
Increasing volume commitments and associated revenues will reduce acquisition multiple to less than 8.0x in 2018E
Immediately accretive to distributable cash flow per unit

1.  Estimated initial minimum contracted EBITDA attributable to the Pawnee Terminal. Projection assumes minimum contracted revenue, minimum volumes and forecasted operating
expenses
for
the
estimated
annual
period
following
the
Pawnee
Terminal
acquisition.
Please
see
reconciliation
pages
in
the
appendix
for
further
detail.

Pawnee Terminal
Pawnee Terminal Overview

Commercial operations began on May 1, 2015
Current inbound receipt capacity up to 150,000
bbls/d via truck unloading and gathering systems
Currently throughputting approximately 45,000
bbls/d
200,000 bbls of commingled storage capacity
Permits in place for construction of a third tank for
additional storage capacity
Supported by five-year commercial agreements
Fee-based throughput agreements
Take-or-pay commitments with annual volumetric
increases
Partnership controlling the completion of the remaining
construction
Remaining construction work principally includes
punch list related activities
Other projected terminal upgrades include
installation of a third tank and a fire protection
system
Pawnee Terminal
Development opportunities
The Partnership is also acquiring additional development
land to expand terminal operations in the Denver-Julesberg
Basin
Site is located 11.5 miles south of the Pawnee Terminal
Will provide enhanced accessibility for customers
Receipt of initial permits to construct a 100,000 bbl
terminal to support additional commercial opportunities
Capable of connecting to PXP-NECL

Strategic Rationale

Expansion into
PADD IV
Expansion of crude oil logistics assets
Platform in PADD IV with identified future growth opportunities
Opportunity for the Partnership to expand and develop commercial relationships with NE Weld County, CO crude oil producers
Long-term
Strategic Value
Newly
constructed
crude
oil
terminal
in
the
Denver-Julesberg
Basin
Only non-producer owned connection to PXP-NECL
Only non-proprietary access point to an interstate pipeline within 75 miles
Take-or-pay contracts with a weighted average contract life of five years generating stable, fee-based cash flow
Customer base includes a mix of independent marketers, independent refiners and diversified E&P companies
Platform for
Growth
Take-or-pay volume commitments increasing 7% annually
Estimated NE Colorado crude oil production growth of approximately 9% year-
over-year through 2025
Take-or-pay volume commitments align Pawnee Terminal commercial profile with customers’ access to anticipated crude oil production growth
Opportunity to acquire up to 25% of certain local crude oil gathering project developed by the Sellers, at cost
The Partnership will also retain a ROFR to acquire the remaining 75%
owned by the Sellers
Acquiring land to support future terminal development opportunities

Execution of Long-Term Strategic Objectives

The Partnership’s Statistics
2014
PF
Joliet
(1)
/
Pawnee
% Increase
over FYE 2014
Adjusted
EBITDA
(2)
$30.2 mm
$54.3
(3)
mm
80%
Weighted Average Contract Life
3.0 Years
3.2 Years
7%
Capacity Under Contract
71%
82%
15%
Revenue Under
“Take-or-Pay”
73%
85%
17%
Storage Capacity (bbls)
6.4 mm
6.9 mm
8%
1.
Except for the calculation of Adjusted EBITDA, which is calculated using the Partnership’s 60% ownership interest in the Joliet Terminal, the operating statistics below are based on 100% of the Joliet Terminal.
2.
Adjusted EBITDA is a non-GAAP measure. Please see reconciliation pages in the appendix to this presentation.
3.
Represents the mid-point of the EBITDA ranges provided.
Transaction represents the continued execution of the Partnership’s strategic objectives to support its customers’ long-term commercial needs while creating long-term value for its unitholders

Portland, OR
Madison, WI
Cleveland, OH
Brooklyn, NY
Chillicothe, IL
Toledo, OH
Baltimore, MD
Norfolk, VA
Selma, NC

Arc
LOGISTICS PARTNERS

Expansion of Diversified Portfolio of Logistics Assets

The Partnership continues to acquire logistics assets that serve as a critical link between supply and local demand locations
1.
The capacity represents our 50% share of the 884,000 barrels of available total storage capacity of the Baltimore, MD terminal and the 165,000 barrels of available total storage capacity of the
Spartanburg, SC terminal. The terminals are co-owned with and operated by CITGO Petroleum Corporation.
2.
The
physical
location
of
this
terminal
is
in
Mobile,
AL.
3.
The
physical
location
of
this
terminal
is
in
Chesapeake,
VA.
4.
Represents 100% of the Joliet Terminal.
5.
The capacity represents the full capacity of the LNG Facility. We own a 10.3% interest in Gulf LNG Holdings, which owns the LNG Facility.
Joliet, IL
2015 Acquisitions
Information provided as of July 9, 2015
Pawnee, CO
14 mbpd
18 mbpd
Location
Capacity
Products
Terminals
Baltimore, MD
(1)
442 mbbls
Gasoline; Distillates; Ethanol
Blakeley, AL
(2)
708 mbbls
Crude Oil; Asphalt; Fuel Oil; Chemicals
Brooklyn, NY
63 mbbls
Gasoline; Ethanol
Chickasaw, AL
609 mbbls
Crude Oil; Distillates; Fuel Oil; Crude Tall
Oil
Chillicothe, IL
273 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Cleveland, OH –
North
426 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Cleveland, OH –
South
191 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Joliet, IL
(4)
300 mbbls
Crude Oil; Dry bulk
Madison, WI
150 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Mobile, AL –
Main
1,093 mbbls
Crude Oil; Asphalt; Fuel Oil
Mobile, AL –
Methanol
294 mbbls
Methanol
Norfolk, VA
(3)
213 mbbls
Gasoline; Distillates; Ethanol
Pawnee, CO
200 mbbls
Crude Oil
Portland, OR
1,466 mbbls
Crude Oil; Asphalt; Aviation Gas;
Distillates
Selma, NC
171 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Spartanburg, SC
(1)
83 mbbls
Gasoline; Distillates; Ethanol
Toledo, OH
244 mbbls
Gasoline; Distillates; Aviation Gas;
Ethanol; Biodiesel
Total Terminals
6,925 mbbls
Crude Oil Loading / Transloading Facilities
Chickasaw, AL
9 mbpd
Crude Oil; Distillates; Fuel Oil; Crude Tall
Oil; Chemicals
Joliet, IL
(4)
85 mbpd
Crude Oil
Portland, OR
Crude Oil
Saraland, AL
Crude Oil; Chemicals
Total Transloading
126 mbpd
LNG Facility
Pascagoula, MS
(5)
320,000 M
3
Liquefied natural gas
Saraland, AL
Chickasaw, AL
Blakeley, AL
Mobile, AL
Pascagoula, MS
Terminals and Transloading Facilities
Arc Terminals Headquarters
Arc Logistics Headquarters
NG Facility

NE Weld County Colorado
(area of focus)
Pawnee Terminal
Local Gathering System
WOT Extension Project (50 mbbl/d)
NECL-PXP (90 mbbls/d)
Buckingham Site
Wattenberg Core
Saddlehorn Project (200 mbbls/d)

%IRR

Est. Production (Mbbls/d)
375
300
225
150
75
0
158
152
203
245
275
297
314
329
342
353
363
2015E
2016E
2017E
2018E
2019E
2020E
2021E
2022E
2023E
2024E
2025E

Overview
NE Weld County Colorado Overview

2015E NE Weld County Colorado production of
158,000 bbls/d expected to grow to 363,000 bbls/d
by 2025E
Production focuses on a lower gravity crude oil
than the Wattenberg Core
High-focus region for several large independent
producers
Production remains economic during certain low
crude oil pricing environments
Limited existing takeaway capacity in NE Weld
County Colorado
Saddlehorn
and Grand Mesa projects focused
on Wattenberg Core production
NE Weld County Colorado Production Growth
Sources: Energy Analysts International, Inc; RBN Energy, LLC.; Company Presentations.
NE Weld County Colorado Producer Returns
Pawnee Terminal Location Overview
Annual  Production Growth
Forecast: 8.7%
0.0%
11.0%
22.0%
33.0%
44.0%
55.0%
66.0%
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
Producer A
Producer B
Producer C
Producer C -
sub play
Producer D
Producer E
Producer G
Producer F
Producer H

Transaction Structure
Financing Overview

Acquisition of all the limited liability
company interests of UET Midstream
Adjusted purchase price of
approximately $76.6 million
Consideration of approximately $44.3
million in cash and approximately $32.3
million in common units
Approximately 1.746 million common
units issued to the Sellers at $18.50
per unit
Cash portion financed with
borrowings under existing revolving
credit facility
Facility upsized to $300.0 million
to provide Partnership with
additional liquidity
Sources and Uses of Capital ($million)
Sources of Capital
ARCX common units
32.3
$
Credit facility borrowings
55.3
Total sources of capital
87.6
$
Uses of Capital
Purchase UET Midstream
76.6
$
Estimated capital expenditures
11.0
Total uses of capital
87.6
$

Questions

Appendix

Non-GAAP Financial Measures
Non-GAAP Financial Measures
The Partnership defines Adjusted EBITDA as net income before interest expense, income taxes and depreciation and amortization expense, as further adjusted for other non-cash charges and other charges that are not reflective of our ongoing operations. Adjusted EBITDA is a non-GAAP financial measure that management and external users of the Partnership's consolidated financial statements, such as industry analysts, investors, lenders and rating agencies may use to assess (i) the performance of the Partnership's assets without regard to the impact of financing methods, capital structure or historical cost basis of the Partnership's assets; (ii) the viability of capital expenditure projects and the overall rates of return on alternative investment opportunities; (iii) the Partnership's ability to make distributions; (iv) the Partnership's ability to incur and service debt and fund capital expenditures; and (v) the Partnership's ability to incur additional expenses. The Partnership believes that the presentation of
Adjusted EBITDA provides useful information to investors in assessing its financial condition and results of operations.
The Partnership defines distributable cash flow as Adjusted EBITDA less (i) cash interest expense paid; (ii) cash income taxes paid; (iii) maintenance capital expenditures paid; and (iv) equity earnings from the Partnership’s interests in Gulf LNG Holdings Group, LLC (the “LNG Interest”); plus (v) cash distributions from the LNG Interest.
Distributable cash flow is a non-GAAP financial measure that management and external users of the Partnership’s consolidated financial statements may use to evaluate whether the Partnership is generating sufficient cash flow to support distributions to its unitholders as well as measure the ability of the Partnership’s assets to generate cash sufficient to support its indebtedness and maintain its operations.
The GAAP measure most directly comparable to Adjusted EBITDA and distributable cash flow is net income. Adjusted EBITDA and distributable cash flow should not be considered as an alternative to net income. Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income. Readers should not consider Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of the Partnership's results as reported under GAAP. Additionally, because Adjusted EBITDA and distributable cash flow may be defined differently by other companies in the Partnership's industry, its definitions of Adjusted EBITDA and distributable cash flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see the reconciliation of net income to Adjusted EBITDA in the accompanying tables.

FYE 12/31/14	JBBR Acquistion: JBBR JVCO Annualized [5]	JBBR Acquistion: ARCX Adjustments [9]	JBBR Acquistion: JBBR Contribution to ARCX	Pawnee Terminal Acquisiton [11]	Pro Forma 12/31/14
Net income	**$ 1,275**	**$ 10,297** [6]	**$ (6,212)**	**$ 4,085**	**$ 771**	**$ 6,132**
Income taxes	58	-	-	-	-	58
Interest expense	3,706	-	2,093 [10]	2,093	1,974 [12]	7,773
Depreciation	7,261	3,321 [7]	(1,328) [7]	1,993	1,005 [7]	10,258
Amortization	5,427	10,382 [8]	(4,153) [8]	6,229	5,500 [8]	17,156
Long-lived asset impairment	6,114	-	-	-	-	6,114
One-time transaction expenses [1]	451	-	-	-	-	451
Non-cash unit-based compensation	3,154	-	-	-	-	3,154
Non-cash deferred rent expense [2]	2,731	-	-	-	-	2,731
Management fees [3]	-	-	500	500	-	500
Adjusted EBITDA [4]	**$ 30,177**	**$ 24,000**	**$ (9,100)**	**$ 14,900**	**$ 9,250**	**$ 54,327**

Arc LOGISTICS PARTNERS

1)
The one-time transaction expenses relate to due diligence and transaction expenses incurred in connection with acquisition related activity as described in the Partnership’s credit facility.
2)
The non-cash deferred expense relates to the accounting treatment for the Portland Terminal lease transaction.
3)
Pursuant to the management services agreement executed by GEFS and Arc Logistics, Arc Logistics is paid an annual fee of $500,000.
4)
Adjusted EBITDA is a non-GAAP financial measure.
5)
Mid-point of the projected EBITDA range for 100% of the Joliet Terminal between $24 million to $26 million, or $25 million.
6)
Estimated net income attributable to 100% JBBR. Projection assumes minimum contracted revenue, minimum volumes and forecasted 3rd party operating expenses for the twelve months following May 14, 2015.
7)
Estimated depreciation based on a preliminary purchase price allocation developed by management.
8)
Estimated amortization based on a preliminary purchase price allocation developed by management.
9)
Required
adjustments
to
reflect
the
Partnership's
60%
ownership
in
the
joint
venture
which
includes
any
costs
associated
with
the
debt
financing.
10)
Assumes $64.6 million of additional indebtedness at an interest rate of 3.5%.
11)
Mid-point of the projected EBITDA range between $9.0 million to $9.5 million, or $9.3 million.
12)
Assumes $56.4 million of additional indebtedness at an interest rate of 3.5%.
Reconciliation to Adjusted EBITDA